UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     June 21, 2004

THE J. JILL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:         (617) 376-4300

Item 5.                                                           Other Events and Regulation FD Disclosure

The purported class action securities litigation filed against The J. Jill Group, Inc. and two of its executive officers in the United States District Court for the District of Massachusetts was dismissed on June 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: June 23, 2004	By:	/s/ Olga L. Conley
Olga L. Conley
Executive Vice President /
Chief Financial Officer and Treasurer
(Principal Financial Officer)